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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in Registration Statement (No. 333-57263) of EMC Corporation on Form S-8 of our report dated June 28, 2001 relating to the financial statements of the EMC Corporation 401k Savings Plan as of and for the year ended December 31, 2000, appearing in this Form 11K.




/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2001















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